Exhibit 99 March 6, 2001 FOR IMMEDIATE RELEASE Investment Analysts: Charles R. Brown Media: Joy C. Phillips Legal: William F. Denson, III (205) 298-3220
VULCAN ESTABLISHES ADDITIONAL PROVISION FOR ARBITRATION DETERMINATION

        Birmingham, Alabama, March 6, 2001 - Vulcan Materials Company (NYSE:VMC) announced today that it will establish an additional provision for the fourth quarter of 2000 related to the $23 million arbitration determination in California against its subsidiary, which was discussed in the Company's March 1st press release. This provision will affect 2000 earnings per share rather than first quarter 2001. As a result, diluted earnings per share for 2000 are $2.16, as compared to the $2.29 preliminary results announced on January 22, 2001. As previously announced, the Company is vigorously pursuing all legal options with respect to this matter, since the Company believes the magnitude of this arbitration award was greatly in excess of any actual damages suffered by the claimant.

        Vulcan Materials Company, an S&P 500 company, is a producer of industrial materials with significant positions in two industries. It is the nation's foremost producer of construction aggregates, a major producer of other construction materials, and a leading chemicals manufacturer, supplying chloralkali and other industrial chemicals.

Table A
Vulcan Materials Company and Subsidiary Companies
	(Thousands of Dollars)
Consolidated Statements of Earnings (Condensed and unaudited)	Three Months Ended December 31 2000 1999		Twelve Months Ended December 31 2000 1999

Net sales
Cost of goods sold
Gross profit on sales
Selling, administrative and
    general expenses
Other operating costs
Minority interest in (earnings) losses
Other income (charges), net
Earnings before interest
    and income taxes
Interest income
Interest expense
Earnings before income taxes
Provision for income taxes

	$ 630,398 500,836 129,562 54,261 7,561 1,510 (14,790) 54,460 1,095 15,376 40,179 5,558	$ 605,590 454,705 150,885 50,864 7,840 16 8,588 100,785 1,326 9,626 92,485 27,668	$ 2,491,744 1,908,057 583,687 216,978 26,220 7,843 7,315 355,647 4,678 48,087 312,238 92,345	$ 2,355,778 1,769,327 586,451 205,643 22,714 (54) 37,767 395,807 4,330 48,576 351,561 111,868
Net earnings	$ 34,621	$ 64,817	$ 219,893	$ 239,693
Basic net earnings per share Diluted net earnings per share	$ 0.34 $ 0.34	$ 0.64 $ 0.64	$ 2.18 $ 2.16	$ 2.38 $ 2.35
Average common shares outstanding (thousands)	101,272	100,799	101,037	100,895
Average common shares outstanding, assuming dilution (thousands)	102,081	101,904	102,012	102,190
Cash dividends per share of common stock	$ 0.210	$ 0.195	$ 0.840	$ 0.780
Depreciation, depletion and amortization deducted above	$ 67,108	$ 54,645	$ 232,365	$ 207,108
Effective tax rate	13.8%	29.9%	29.6%	31.8%
See accompanying Notes to Financial Statements
Table B
Vulcan Materials Company and Subsidiary Companies
(Thousands of Dollars)
Operating Results by Reportable Segment (Unaudited)	Three Months Ended December 31 2000 1999		Twelve Months Ended December 31 2000 1999		Variance Fav/(Unfav) 2000 YTD vs 1999 YTD

Net sales
Construction Materials
Chemicals
     Total

Earnings Before Interest
     and Income Taxes
Construction Materials
Chemicals
     Segment* earnings

Earnings Before Interest,
     Income Taxes, Depreciation
     and Amortization (EBITDA)**
Construction Materials
Chemicals
     Segment* EBITDA**

	$ 473,870 156,528 $ 630,398 $ 86,968 (32,508) $ 54,460 $ 134,977 (13,409) $ 121,568	$ 461,023 144,567 $ 605,590 $ 86,367 14,418 $ 100,785 $ 129,358 26,072 $ 155,430	$1,885,987 605,757 $2,491,744 $ 375,734 (20,087) $ 355,647 $ 553,331 34,681 $ 588,012	$1,810,544 545,234 $2,355,778 $ 369,996 25,811 $ 395,807 $ 530,682 72,233 $ 602,915	$ 75,443 60,523 $ 135,966 $ 5,738 (45,898) $ (40,160) $ 22,649 (37,552) $ (14,903)

* After allocation of corporate expenses and income, other than interest, and after assignment of equity income to the segments with which it is related in terms of products and services. Allocations are based on average capital employed and customer sales.

** EBITDA is presented because it is a widely accepted financial indicator of a company's ability to service and/or incur indebtedness. However, EBITDA should not be construed as an alternative to net income as a measure of a company's operating results or to operating cash flow as a measure of liquidity.

See accompanying Notes to Financial Statements
Table C
Vulcan Materials Company and Subsidiary Companies
(Thousands of Dollars)
Consolidated Balance Sheets (Condensed and unaudited)	December 31 2000	December 31 1999

Assets
Cash and cash equivalents
Accounts and notes receivable:
     Accounts and notes receivable, gross
     Less: Allowance for doubtful accounts
          Accounts and notes receivable, net
Inventories:
     Finished products
     Raw materials
     Products in process
     Operating supplies and other
          Inventories
Deferred income taxes
Prepaid expenses
          Total current assets
Investments and long-term receivables
Property, plant and equipment:
     Property, plant and equipment, cost
     Less: Reserve for depr., depl., & amort.
          Property, plant and equipment, net
Goodwill
Deferred charges and other assets
          Total

	$ 55,276 390,849 (8,982) 381,867 155,258 15,578 1,020 27,188 199,044 44,657 13,660 694,504 72,558 3,496,204 (1,647,570) 1,848,634 562,044 50,834 $ 3,228,574	$ 52,834 339,413 (9,722) 329,691 131,032 13,735 933 33,034 178,734 52,931 10,534 624,724 77,064 3,149,897 (1,510,182) 1,639,715 454,783 43,207 $ 2,839,493

Liabilities and Shareholders' Equity
Current maturities of long-term debt
Notes payable
Trade payables and accruals
Other current liabilities
          Total current liabilities
Long-term debt
Deferred income taxes
Minority interest
Other noncurrent liabilities
Shareholders' equity
          Total

	$ 6,756 270,331 181,317 113,827 572,231 685,361 268,797 103,626 127,063 1,471,496 $ 3,228,574	$ 6,175 101,695 136,056 142,716 386,642 698,862 250,833 67,979 111,524 1,323,653 $ 2,839,493
Current ratio	1.2	1.6
See accompanying Notes to Financial Statements
Table D
Vulcan Materials Company and Subsidiary Companies
(Thousands of Dollars)
Consolidated Statements of Cash Flows (Condensed and unaudited)	Twelve Months Ended December 31 2000 1999

Operating Activities
Net earnings
Adjustments to reconcile net earnings to
     net cash provided by operating activities:
          Depreciation, depletion and amortization
          Increase in assets before
               effects of business acquisitions
          Increase (decrease) in liabilities before
               effects of business acquisitions
          Other, net
               Net cash provided by operating activities

Investing Activities
Purchases of property, plant and equipment
Payment for business acquisitions, net of acquired cash
Proceeds from sale of property, plant and equipment
Withdrawal of earnings from nonconsolidated companies
               Net cash used for investing activities

Financing Activities
Net borrowings - commercial paper and bank lines of credit
Payment of short-term debt
Payment of long-term debt
Proceeds from issuance of long-term debt
Purchases of common stock
Dividends paid
Contributions from minority interest of consolidated subsidiary
Other, net
               Net cash provided by financing activities

Net increase (decrease) in cash and cash equivalents
Cash and cash equivalents at beginning of year
Cash and cash equivalents at end of year

	$ 219,893 232,365 (55,606) 30,613 (9,108) 418,157 (340,409) (265,081) 62,349 13,227 (529,914) 168,635 (6,075) (8,000) - - (84,765) 35,648 8,756 114,199 2,442 52,834 $ 55,276	$ 239,693 207,108 (34,468) (6,610) (2,754) 402,969 (314,650) (780,440) 103,067 16,134 (975,889) 91,342 (96,276) (1,180) 496,875 (12,508) (78,730) 36,064 9,607 445,194 (127,726) 180,560 $ 52,834
See accompanying Notes to Financial Statements
Table E
Notes to Financial Statements

1. Supplemental Cash Flow Information

Supplemental information referable to the Consolidated Statements of Cash Flows for the twelve months ended December 31 is summarized below (amounts in thousands):

2000	1999

Supplemental Disclosure Of Cash Flow Information
Cash paid during the period for:
     Interest, net of amount capitalized
     Income taxes

Supplemental Schedule Of Noncash Investing and Financing Activities
Liabilities and long-term debt assumed in business acquisitions
Fair value of stock issued in business acquisitions
Debt issued in purchase of assets, net of assumed liabilities

$ 49,253 70,615 16,742 1,300 3,421	$ 39,079 85,756 480,087 10,580 8,645